                            SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 21, 2003
--------------------------------------------------------------------------------
                        (Date of Earliest Event Reported)


                                 WRP Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in the Charter)

           Maryland                       0-17458                     73-1326131
-------------------------------    ------------------------    ----------------------
 (State or other jurisdiction       (Commission File No.)           (IRS Employer
       or incorporation)                                         Identification No.)

   500 Park Boulevard, Suite 1260, Itasca, Illinois                60143
------------------------------------------------------        ---------------
       (Address of principal executive offices)                  (Zip Code)


                                 (708) 293-4050
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Attached as Exhibit 99.1 is a press release dated May 21, 2003 wherein WRP Corporation announced results of operations for the quarter ended March 31, 2003.

(C)      EXHIBITS

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

99.1                 Press release dated May 21, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WRP CORPORATION

                               By:    /s/ Alan E. Zeffer
                                      ------------------------------------------
                               Name:  Alan E. Zeffer
                               Title: Chief Financial Officer, Vice President
                                      Finance/Operations
Dated:  May 22, 2003